 -------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., MOUNTAIN STANDARD TIME, ON MARCH __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., MOUNTAIN STANDARD TIME, ON THE EXPIRATION DATE.
 -------------------------------------------------------------------------------

                          RECYCLING INDUSTRIES, INC.
                        9780 SOUTH MERIDIAN BOULEVARD
                                  SUITE 180
                            DENVER, COLORADO 80112

                            LETTER OF TRANSMITTAL

                      TO EXCHANGE SERIES G OR J WARRANTS

                               EXCHANGE AGENT:

                  AMERICAN SECURITIES TRANSFER & TRUST, INC.
                         938 QUAIL STREET, SUITE 101
                        LAKEWOOD, COLORADO 80215-5513

                                     To:

                  AMERICAN SECURITIES TRANSFER & TRUST, INC.
                         938 QUAIL STREET, SUITE 101
                        LAKEWOOD, COLORADO 80215-5513

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00
    P.M., MOUNTAIN STANDARD TIME, ON APRIL 8, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00P.M., MOUNTAIN
                   STANDARD TIME, ON THE EXPIRATION DATE

             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
           AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Offering Circular Recycling Industries, Inc., a Colorado corporation (the "Company"), and this Letter of Transmittal for Series G or Series J Warrants, which together constitute the Company's offer (the "Exchange Offer") to exchange each of its currently outstanding Series G Common Stock Purchase Warrants (the "Series G Warrants") and Series J Common Stock Purchase Warrants (the "Series J Warrants") (collectively the Series G Warrants and Series J Warrants are referred to as the "Warrants") into .2517291 shares of its common stock, $.001 par value per share (the "Common Stock").

     The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     All holders of Warrants who wish to tender their Warrants must, prior to the Expiration Date: (1) complete, execute and deliver this Letter of Transmittal, (or a facsimile thereof), to the Exchange

Agent, in person or to the address set forth above; and (2) tender the Warrants in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal.

     All Warrants held directly or indirectly by any holder who wishes to participate in the Exchange Offer must be tendered, including Warrants represented by multiple certificates or held in a different form of ownership (i.e. Warrants held in the name of the holders as well as all Warrants held in an IRA account, trust, or coprorate or other entitity for the benefit of or controlled by the holder). A seperate Letter of Transmittal must accompany and be delivered for each form of ownership. For example, if a holder owned Warrants individually and in an IRA account, the holder must complete a separate Letter of Transmittal for the Warrants held individually and for the Warrants held in the IRA account.

     Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Warrants validly tendered and not withdrawn and the issuance of the Common Stock will be made as soon as practicable after the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Warrants when, as and if the Company has given written or oral notice thereof to the Exchange Agent.

     The Instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Offering Circular or this Letter of Transmittal may be directed to the Exchange Agent, at the address listed above, or Luke F. Botica, Vice Chairman, 9780 South Meridian Boulevard, Suite 180, Denver, Colorado 80112, telephone (303) 790-7372.

           PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                  THE INSTRUCTIONS TO THE LETTER, CAREFULLY
                       BEFORE COMPLETING ANY BOX BELOW

To the Holders of the Exchange of Series G and Series J Common Stock Purchase
Warrants:

     By execution in Box 2, below, the undersigned hereby acknowledges the receipt and review of the Offering Circular and this Letter of Transmittal relating to the Company's offer to exchange each of its currently outstanding Series G Warrants and Series J Warrants into .2517291 shares of Common Stock (the "Exchange Offer") upon the terms and subject to the conditions set forth in the Offering Circular.

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company all of the Series G or Series J Warrants owned by it, as indicated in Box 1, below.

     The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to the conditions set forth in the Offering Circular under the caption "The Exchange Offer -- Conditions to the Exchange Offer" (the "Offering Conditions"). The undersigned acknowledges that all the Offering Conditions are for the sole benefit of the Company and may be asserted by the Company at any time regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the reasonable discretion of the Company. The failure by the Company at any time to exercise any of its rights under the Offering Conditions shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the Offering Conditions shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all Warrants tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the Exchange Offer and retain all tendered Warrants until the Expiration Date for the extended Exchange Offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied Offering Conditions and accept all Warrants tendered pursuant to the Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion.

     Subject to, and effective upon, the acceptance by the Company of the number of Warrants tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Warrants tendered hereby, waives any and all rights with respect to the Warrants tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Warrants) and releases and discharges any obligor or parent of any obligor of the Warrants from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Warrants, including, without limitation, any claims that the undersigned is entitled to participate in any redemption or defeasance of the Warrants. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Warrants, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

     The undersigned agrees and acknowledges that upon the issuance of Common Stock in exchange for the Warrants, the Company will be deemed to have fully satisfied any and all of its obligations under the Registration Rights Agreement (as defined in the Offering Circular) between the Company and the undersigned with respect to (i) the registration of the Common Stock issued in exchange for the Warrants and (ii) the registration of any shares of Common Stock underlying any Warrants tendered hereby.

     The undersigned acknowledges that the Common Stock received in Exchange for the Warrants tendered hereby will not be registered under the Securities Act and may only be sold or transferred in compliance with Rule 144 promulgated thereunder or another exemption and represents to the Company that it has held the Warrants continuously since their issuance. The undersigned further acknowledges that the Company has no obligation to register under the Securities Act the Common Stock issued in exchange for the Warrants.

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby, and that when such Warrants are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Warrants will be subject to any adverse claim or right; (ii) the undersigned owns the Warrants being tendered hereby and is entitled to tender such Warrants as contemplated by the Exchange Offer. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby.

     By tendering Warrants, the undersigned certifies that it is not an "affiliate" of the Company within the meaning of the Securities Act (an "Affiliate"), that it is not a broker-dealer that owns Warrants acquired directly from the Company or an Affiliate, that it is acquiring the Common Stock offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Common Stock.

     The undersigned understands that the tender of Warrants pursuant to any of the procedures described in the Offering Circular Statement under the caption "The Exchange Offer -- Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Warrants for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Warrants shall be effected, and risk of loss and title of such Warrants shall pass, only upon proper delivery thereof to the Exchange Agent.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. WARRANTS TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "The Exchange Offer -- Withdrawal of Tenders" in the Offering Circular.


                       BOX 1 - WARRANTS BEING TENDERED

--------------------------------------------------------------------------------
                   TO BE COMPLETED BY ALL TENDERING HOLDERS
--------------------------------------------------------------------------------
   Name(s) and Addresses(s) of
      Registered Holder(s)               Certificate            Number of
   (Please fill in if blank)              Number(s)            Warrants (2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Totals:
--------------------------------------------------------------------------------


(1) List all Series G and Series J Warrants of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and number of Warrants on a separate signed schedule and affix the schedule to this letter. All Series G and Series J Warrants represented by a certificate or delivered to the Exchange Agent will be deemed to have been tendered.

                               BOX 2 - SIGNATURES

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE

   This box must be signed by registered holder(s) of Warrants as their name(s) appear(s) on certificate(s) for warrants, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

   X____________________________________________________________________________

   X____________________________________________________________________________
                  Signature(s) of Owner(s) or Authorized Signatory

   Date:________________________________, 1998

   Name(s)______________________________________________________________________
                                    (Please Print)

   Capacity:____________________________________________________________________

   Address:_____________________________________________________________________
                                  (Include Zip Code)

   Area Code and Telephone No.:_________________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                         ______________________________

                 SIGNATURE GUARANTEE (SEE INSTRUCTIONS 3 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION


   _____________________________________________________________________________
              (Name of Eligible Institution Guaranteeing Signatures)

   _____________________________________________________________________________
                (Address (including zip code) and Telephone Number
                          (including area code) of Firm)

   _____________________________________________________________________________
                              (Authorized Signature)


   _____________________________________________________________________________
                                    (Title)

   _____________________________________________________________________________
                                 (Printed Name)

   Date:__________________________, 1998

--------------------------------------------------------------------------------

                         BOX 3 - SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
         SUBSTITUTE            Part I:  PLEASE            Social Security Number
          FORM W-9             PROVIDE YOUR TIN IN
 Department of the Treasury    THE BOX AT RIGHT AND   OR _______________________
  Internal Revenue Service     CERTIFY BY SIGNING        Employer Identification
                               AND DATING BELOW          Number
Payer's Request for Taxpayer   -------------------------------------------------
Identification Number (TIN)    Part II:  Check the box if you are NOT subject to
                               back-up withholding under the provisions of
                               Section 2406(a)(1)(c) of the Internal Revenue
                               Code because (1) you have not been notified by
                               the Service that you are subject to back-up
                               withholding as a result of failure to report all
                               interest or dividends or (2) the Internal Revenue
                               Service has notified you that you are no longer
                               subject to back-up withholding.
                               -------------------------------------------------
                               Park III:  Awaiting TIN
--------------------------------------------------------------------------------
   CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
   INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

   Signature __________________________________    Date ________________________

   Name:_______________________________________
                   (Please Print)
--------------------------------------------------------------------------------

                      BOX 4 - SPECIAL ISSUANCE INSTRUCTIONS

--------------------------------------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if certificates for Common Stock are to be issued in the name of someone other than the person whose signature appears in Box 2.

   Issue and deliver Common Stock to:

   (Please Print)

   Name:________________________________________________________________________


   Address:_____________________________________________________________________

   _____________________________________________________________________________

 Please complete the Substitute Form W-9 at Box 3

 Tax I.D. or Social Security Number:____________________________________________

--------------------------------------------------------------------------------

                      BOX 5 - SPECIAL DELIVERY INSTRUCTIONS

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                            (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if certificates for Common Stock, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than shown in Box 1.

   Deliver Common Stock to:

   (Please Print)

    Name:_______________________________________________________________________


    Address:____________________________________________________________________

    ____________________________________________________________________________

 Please complete the Substitute Form W-9 at Box 3

 Tax I.D. or Social Security Number:____________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                         CONDITIONS OF THE EXCHANGE OFFER


     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR WARRANTS. Certificates for Warrants, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date. The method of delivery of this Letter of Transmittal and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent.

     If tendered Warrants are registered in the name of the signer of the Letter of Transmittal and the Common Stock to be issued is exchange therefor is to be issued in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Warrants must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). If the Common Stock is to be delivered to an address other than that of the registered holder appearing on the Transfer Records for the Warrants, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

     Any beneficial owner whose Warrants are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Warrants should contact such holder promptly and instruct such holder to tender Warrants on such beneficial owner's behalf. If such beneficial owner wishes to tender such Warrants himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Warrants, either make appropriate arrangements to register ownership of the Warrants in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

     The method of delivery of Warrants, this Letter of Transmittal and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit deliver to the Exchange Agent on or before the Expiration Date.

     Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to the holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Company and the Exchange Agent.

     A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Warrants is received by the Exchange Agent. The issuance of Common Stock in exchange for Warrants tendered will be made only against deposit of the Letter of Transmittal (and any other required document) and the tendered Warrants.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Warrants will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Warrants. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Warrants. The Company's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

     Neither the Company, the Exchange Agent nor any person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     2.   WITHDRAWALS.

     Holders who wish to exercise their right of withdrawal with respect to the Exchange Offer must give written notice of withdrawal, delivered by mail, hand delivery or facsimile transmission, to the Exchange Agent at the address set forth in the Letter of Transmittal prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Warrants to be withdrawn (the "Depositor"), the name in which the Warrants are registered, if different from that of the Depositor, and the number of Warrants to be withdrawn prior to the physical release of the certificates to be withdrawn. The notice of withdrawal must be signed by the registered holder of such Warrants in the same manner as the applicable Letter of Transmittal (including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Warrants. Withdrawals of tenders of Warrants may not be rescinded, and any Warrants withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Warrants may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Warrants described elsewhere herein.

     3. SIGNATURES ON THE LETTER OF TRANSMITTAL; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the holder(s) of Warrants tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Warrants, without alteration, enlargement or any change whatsoever.

     If any of the Warrants tendered hereby are owned by two or more joint owners, all owners must sign this Letter of Transmittal. If any tendered Warrants are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificates are held.

     If this Letter of Transmittal is signed by the holder of record and all of the holder's Warrants are tendered, then the holder of record need not endorse any certificates for tendered Warrants, nor provide a separate power of attorney. In any other case, the holder of record must transmit a separate bond power of attorney with this Letter of Transmittal.

     If this Letter of Transmittal or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority to so act must be submitted, unless waived by the Company.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution, unless Warrants are tendered; (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Institution. The signatures in this Letter of Transmittal or notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by an eligible guarantor institution which is a member of the Securities Transfer Agents Medallion Program (STAMP), the New York Stock Exchanges Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP). If Warrants are registered in the name of a person other than the signer of this Letter of Transmittal, Warrants surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Common Stock is to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated.

     5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Warrants are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of the holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of Common Stock pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject o these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions.

     Under federal income tax laws, payments that may be made by the Company on account of Common Stock issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest of dividends;
(ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Warrants are in more than one name or not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable tot he transfer of Warrants to it or its order pursuant to the Exchange Offer. If, however, the Common Stock is to be delivered to, or is to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed by any reason other than the transfer of Warrants to the Company of its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Warrants tendered.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Warrants have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

     9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Circular or this Letter of Transmittal, may be directed to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED WARRANTS AND ALL OTHER REQUIRED DOCUMENTS) MUST BE
      RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE
                   (AS DEFINED IN THE OFFERING CIRCULAR).